COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	100.7%
COMMUNICATIONS—TOWERS	12.8%
American Tower Corp.(a),(b)		53,611	$10,954,872
Crown Castle, Inc.(a)		76,927	10,295,910
SBA Communications Corp., Class A(a)		46,749	12,204,761

			33,455,543

REAL ESTATE	87.9%
DATA CENTERS	12.0%
Digital Realty Trust, Inc.(a),(b)		212,946	20,934,721
Equinix, Inc.(a),(b)		14,268	10,287,799

			31,222,520

HEALTH CARE	10.3%
Healthcare Realty Trust, Inc., Class A(a),(b)		382,418	7,392,140
Welltower, Inc.(a)		269,896	19,348,844

			26,740,984

HOTEL	0.5%
Host Hotels & Resorts, Inc.(a)		85,312	1,406,795

HOTEL & RESORT REITS	0.8%
Xenia Hotels & Resorts, Inc.(b)		156,900	2,053,821

INDUSTRIALS	17.3%
Americold Realty Trust, Inc.(a)		288,431	8,205,862
Prologis, Inc.(a)		295,735	36,898,856

			45,104,718

NET LEASE	10.2%
Gaming and Leisure Properties, Inc.(a)		27,063	1,408,900
Realty Income Corp.(a)		257,220	16,287,170
Spirit Realty Capital, Inc.(a)		131,378	5,234,099
VICI Properties, Inc.(a)		106,617	3,477,847

			26,408,016

OFFICE	2.5%
Cousins Properties, Inc.(a)		112,583	2,407,025
Highwoods Properties, Inc.(a)		178,797	4,146,302

			6,553,327

RESIDENTIAL	20.6%
APARTMENT	13.1%
Camden Property Trust(a),(b)		90,968	9,537,085

		Shares	Value
Mid-America Apartment Communities, Inc.(a)		97,485	$14,724,134
UDR, Inc.(a)		236,963	9,729,701

			33,990,920

SINGLE FAMILY	7.5%
American Homes 4 Rent, Class A(a)		85,594	2,691,931
Invitation Homes, Inc.(a)		538,950	16,831,409

			19,523,340

TOTAL RESIDENTIAL			53,514,260

SELF STORAGE	5.9%
Extra Space Storage, Inc.(a)		41,851	6,818,784
Public Storage(a)		28,138	8,501,615

			15,320,399

SHOPPING CENTERS	7.8%
COMMUNITY CENTER	1.7%
Kimco Realty Corp.(a)		154,019	3,007,991
Kite Realty Group Trust(a),(b)		65,665	1,373,712

			4,381,703

REGIONAL MALL	6.1%
Simon Property Group, Inc.(a)		143,080	16,020,667

TOTAL SHOPPING CENTERS			20,402,370

TOTAL REAL ESTATE			228,727,210

TOTAL COMMON STOCK (Identified cost—$299,331,910)			262,182,753

EXCHANGE-TRADED FUNDS—SHORT-TERM BOND	1.2%
Vanguard Short-Term Corporate Bond ETF(a),(b)		40,000	3,049,200

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,958,965)			3,049,200

PREFERRED SECURITIES—$25 PAR VALUE	9.2%
BANKS	2.5%
Bank of America Corp., 6.00%, Series GG(a),(c)		33,000	812,130
Bank of America Corp., 5.875%, Series HH(a),(c)		66,000	1,580,040
Bank of America Corp., 5.375%, Series KK(a),(c)		5,931	136,235
Citigroup, Inc., 7.125% to 9/30/23, Series J(a),(c),(d)		38,213	956,471
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(c),(d)		24,438	605,818
Dime Community Bancshares, Inc., 5.50%(a),(c)		48,006	840,105
Fifth Third Bancorp, 6.00%, Class B(a),(c)		6,464	149,189

		Shares	Value
JPMorgan Chase & Co., 5.75%, Series DD(a),(c)		13,000	$323,830
Wells Fargo & Co., 6.625% to 3/15/24, Series R(a),(c),(d)		38,652	939,244
Wintrust Financial Corp., 6.875% to 7/15/25, Series E(a),(c),(d)		10,000	227,200

			6,570,262

ELECTRIC	0.5%
Duke Energy Corp., 5.75%, Series A(a),(c)		15,000	381,750
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(c),(d)		37,000	1,003,070

			1,384,820

FINANCIAL	2.2%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Oaktree Capital Group LLC, 6.625%, Series A(a),(c)		38,000	804,460
Oaktree Capital Group LLC, 6.55%, Series B(a),(c)		19,994	416,275

			1,220,735

INVESTMENT BANKER/BROKER	1.7%
Charles Schwab Corp./The, 5.95%, Series D(a),(c)		14,428	332,277
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(c),(d)		91,254	2,247,586
Morgan Stanley, 7.125% to 10/15/23, Series E(a),(c),(d)		14,559	365,431
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(c),(d)		38,838	962,406
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(c),(d)		25,000	617,500

			4,525,200

TOTAL FINANCIAL			5,745,935

INDUSTRIALS—CHEMICALS	0.5%
CHS, Inc., 7.875%, Class B(c)		14,862	396,667
CHS, Inc., 7.50%, Series 4(c)		34,342	902,164

			1,298,831

INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.4%
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(c),(d)		32,110	773,530
Athene Holding Ltd., 4.875%, Series D(a),(c)		24,721	389,108

			1,162,638

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(a),(d)		6,666	128,254

REINSURANCE—FOREIGN	0.1%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(c)		10,114	233,836

		Shares	Value
TOTAL INSURANCE			$1,524,728

INTEGRATED TELECOMMUNICATIONS SERVICES	1.3%
AT&T, Inc., 5.00%, Series A(a),(c)		71,000	1,608,860
AT&T, Inc., 4.75%, Series C(a),(c)		76,741	1,632,281
Telephone and Data Systems, Inc., 6.625%, Series UU(a),(c)		15,838	225,058

			3,466,199

PIPELINES	0.6%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(c),(d)		60,500	1,462,890

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(d)		25,300	642,367

REAL ESTATE	0.3%
DATA CENTERS	0.3%
DigitalBridge Group, Inc., 7.15%, Series I(c)		16,976	325,600
DigitalBridge Group, Inc., 7.125%, Series J(c)		14,993	281,568

			607,168

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series B(a),(c)		3,039	69,137

TOTAL REAL ESTATE			676,305

UTILITIES	0.4%
ELECTRIC—FOREIGN	0.2%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(d)		25,000	580,500

GAS—DISTRIBUTION	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(c),(d)		22,589	542,136

			1,122,636

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$26,085,453)			23,894,973

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	34.9%
BANKS	9.3%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(c),(d)		$875,000	859,976
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(c),(d)		678,000	668,678
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(c),(d)		1,875,000	1,835,156
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(c),(d)		1,310,000	1,314,913

		Principal Amount	Value
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(c),(d)		$975,000	$975,000
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(c),(d)		1,923,000	1,794,535
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(c),(d)		1,475,000	1,416,000
Citigroup, Inc., 8.87% (3 Month US LIBOR + 4.068%), Series 0 (FRN)(a),(c),(e)		1,839,000	1,829,805
Citigroup, Inc., 9.094% (3 Month US LIBOR + 4.23%), Series B (FRN)(c),(e)		350,000	348,688
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(c),(d)		750,000	649,074
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(a),(c),(d)		614,000	563,801
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(c),(d)		1,250,000	1,210,650
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(c),(d)		975,000	953,063
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(c),(d)		750,000	733,875
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(c),(d)		1,781,000	1,788,311
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(c),(d)		321,000	296,302
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(c),(d)		841,000	793,357
PNC Financial Services Group, Inc./The, 8.492% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(c),(e)		2,000,000	1,979,807
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(c),(d)		1,350,000	1,192,502
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(c),(d)		3,175,000	3,127,375

			24,330,868

BANKS—FOREIGN	13.1%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(c),(d),(f),(g)		1,200,000	1,147,663
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(c),(d)		1,275,000	1,163,437
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	203,847
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(c),(d),(g)		1,000,000	850,267
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(c),(d),(f),(g)		800,000	870,921
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c),(d),(g)		800,000	865,474
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(c),(d),(g)		2,000,000	1,805,000
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a),(c),(d),(g)		1,000,000	856,250
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(c),(d),(g),(h)		1,000,000	944,070
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(c),(d),(g),(h)		2,000,000	1,903,180
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(a),(c),(d),(g),(h)		400,000	383,880
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)(a),(c),(d),(g),(h)		600,000	610,802
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c),(d),(f),(g)		400,000	334,580
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(c),(d),(g),(h)		1,400,000	1,304,918

		Principal Amount	Value
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(c),(d),(g),(h)		$2,600,000	$2,558,371
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(c),(d),(g),(h)		1,200,000	1,163,285
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(c),(d),(g),(h),(i),(j)		400,000	23,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(c),(d),(g),(h),(i),(j)		400,000	23,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c),(d),(g)		800,000	652,856
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(c),(d),(g)		1,000,000	902,029
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(c),(d),(f),(g)		1,000,000	924,915
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(c),(d),(g),(h)		600,000	552,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(c),(d),(g)		1,800,000	1,702,998
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(c),(d),(g)		2,000,000	1,860,640
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(c),(d),(g)		2,800,000	2,560,880
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(c),(d),(g)		2,600,000	2,572,700
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(c),(d),(g),(h)		400,000	374,250
Societe Generale SA, 9.375% to 11/22/27, 144A (France)(c),(d),(g),(h)		400,000	379,500
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)		200,000	203,500
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c),(d),(f),(g)		2,000,000	1,810,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c),(d),(f),(g)		2,000,000	1,895,016
UniCredit SpA, 8.00% to 6/3/24 (Italy)(c),(d),(f),(g)		600,000	570,675

			33,973,904

ELECTRIC	1.4%
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(c),(d)		1,050,000	927,717
Duke Energy Corp., 4.875% to 9/16/24(a),(c),(d)		798,000	767,756
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(a),(d)		2,250,000	2,069,859

			3,765,332

ELECTRIC—FOREIGN	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b),(d)		1,200,000	1,122,641

		Principal Amount	Value
FINANCIAL	1.6%
DIVERSIFIED FINANCIAL SERVICES	0.1%
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(d),(h)		$225,000	$175,828

INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(c),(d)		2,800,000	2,667,000
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(c),(d)		1,000,000	788,750
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(c),(d)		737,000	601,775

			4,057,525

TOTAL FINANCIAL			4,233,353

INSURANCE	4.8%
LIFE/HEALTH INSURANCE	2.1%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(a),(d),(h)		695,000	620,914
MetLife, Inc., 10.75%, due 8/1/39(a)		500,000	649,696
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(d)		2,825,000	2,785,083
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(a),(d)		478,000	462,090
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(c),(d)		1,000,000	955,833

			5,473,616

LIFE/HEALTH INSURANCE—FOREIGN	1.5%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(c),(d),(h)		2,000,000	1,949,973
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(c),(d),(f)		1,500,000	1,494,562
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d),(f)		600,000	540,000

			3,984,535

MULTI-LINE—FOREIGN	0.4%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(a),(d)		500,000	473,902
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d),(f)		400,000	374,252
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d),(f)		200,000	187,808

			1,035,962

PROPERTY CASUALTY	0.2%
Markel Corp., 6.00% to 6/1/25(a),(c),(d)		390,000	374,612

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	0.4%
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(d),(f)		$300,000	$246,829
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(c),(d),(h)		200,000	186,988
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d),(f)		200,000	189,099
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)(d),(h)		500,000	497,909

			1,120,825

REINSURANCE	0.2%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(a),(d),(h)		638,000	513,012

TOTAL INSURANCE			12,502,562

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d),(f)		1,600,000	1,557,680
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(d)		550,000	547,852

			2,105,532

OIL & GAS—FOREIGN	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(c),(d)		1,000,000	954,914

PIPELINES	0.7%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(c),(d)		2,191,000	1,848,108

PIPELINES—FOREIGN	0.8%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a),(d)		800,000	766,824
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a),(d)		880,000	737,210
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(d)		576,000	537,702

			2,041,736

REAL ESTATE—RETAIL—FOREIGN	0.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(d),(h)		1,300,000	1,171,984

		Principal Amount	Value
UTILITIES	1.1%
ELECTRIC	0.5%
Edison International, 5.375% to 3/15/26, Series A(a),(c),(d)		$1,300,000	$1,152,880
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(d)		175,000	141,491

			1,294,371

ELECTRIC—FOREIGN	0.6%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a),(d)		2,075,000	1,662,926

TOTAL UTILITIES			2,957,297

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$98,800,460)			91,008,231

CORPORATE BONDS	3.7%
COMMUNICATIONS—TOWERS	0.3%
American Tower Corp., 5.65%, due 3/15/33(a)		850,000	875,466

ELECTRIC	0.8%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)		600,000	624,273
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25(a)		465,000	473,286
Southern California Edison Co., 5.85%, due 11/1/27(a)		975,000	1,028,062

TOTAL ELECTRIC			2,125,621

ELECTRIC—FOREIGN	0.4%
Enel Finance America LLC, 7.10%, due 10/14/27, 144A (Italy)(h)		200,000	215,113
Enel Finance International NV, 6.80%, due 10/14/25, 144A (Italy)(b),(h)		600,000	620,637
Enel Finance International NV, 7.50%, due 10/14/32, 144A (Italy)(h)		200,000	223,055

			1,058,805

REAL ESTATE	2.2%
DIVERSIFIED	0.3%
Spirit Realty LP, 3.40%, due 1/15/30(a)		350,000	301,204
Spirit Realty LP, 2.10%, due 3/15/28(a)		500,000	420,408

			721,612

FINANCE	0.8%
Boston Properties LP, 6.75%, due 12/1/27(a)		485,000	480,348
Digital Realty Trust LP, 5.55%, due 1/15/28(a)		1,070,000	1,066,966

		Principal Amount	Value
Realty Income Corp., 4.85%, due 3/15/30		$400,000	$394,461

			1,941,775

NET LEASE	0.7%
Realty Income Corp., 5.625%, due 10/13/32(b)		715,000	743,405
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27, 144A(a),(h)		600,000	589,573
VICI Properties LP/VICI Note Co., Inc., 5.625%, due 5/1/24, 144A(a),(h)		600,000	595,500

			1,928,478

SHOPPING CENTERS	0.4%
Simon Property Group LP, 5.50%, due 3/8/33(a)		585,000	582,583
Simon Property Group LP, 5.85%, due 3/8/53		415,000	413,833

			996,416

TOTAL REAL ESTATE			5,588,281

TOTAL CORPORATE BONDS (Identified cost—$9,411,734)			9,648,173

		Number of Shares
SHORT-TERM INVESTMENTS	6.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.53%(k)		16,103,735	16,103,735

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$16,103,735)			16,103,735

		Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$452,692,257)	155.9%	$405,887,065
WRITTEN OPTION CONTRACTS (Premiums received—$989,968)	(0.3)	(792,565)
LIABILITIES IN EXCESS OF OTHER ASSETS	(55.6)	(144,813,873)

NET ASSETS (Equivalent to $15.53 per share based on 16,755,000 shares of common stock outstanding)	100.0%	$260,280,627

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — Gaming and Leisure Properties	$54.75	4/21/23	(23)	$(119,738)	$(1,241)	$(276)
Call — iShares U.S. Real Estate ETF	84.00	4/21/23	(500)	(4,245,000)	(52,735)	(100,000)
Call — iShares U.S. Real Estate ETF	86.00	4/21/23	(1,000)	(8,490,000)	(124,997)	(100,000)
Call — iShares U.S. Real Estate ETF	87.00	4/21/23	(3,200)	(27,168,000)	(283,355)	(211,200)
Call — iShares U.S. Real Estate ETF	88.00	4/21/23	(1,000)	(8,490,000)	(89,970)	(50,000)
			(5,723)	$(48,512,738)	$(552,298)	$(461,476)

Over-The-Counter Option Contracts
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — American Tower Corp.	Goldman Sachs International	$218.463	4/21/23	(4,613)	$(942,620)	$(25,664)	$(4,215)

Over-The-Counter Option Contracts – (Continued)
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — Crown Castle International Corp.	Goldman Sachs International	$145.059	4/21/23	(4,472)	$(598,532)	$(16,219)	$(1,978)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	117.58	4/21/23	(5,158)	(507,083)	(9,923)	(227)
Call — Equinix, Inc.	Goldman Sachs International	734.727	4/21/23	(1,137)	(819,822)	(24,269)	(14,125)
Call — Host Hotels + Resorts, Inc.	Goldman Sachs International	18.142	4/21/23	(7,715)	(127,220)	(2,547)	(444)
Call — Invitation Homes, Inc.	Goldman Sachs International	34.871	4/21/23	(17,372)	(542,528)	(9,568)	(1,411)
Call — Kimco Realty Corp.	Goldman Sachs International	21.88	4/21/23	(9,929)	(193,913)	(4,500)	(459)
Call — Prologis, Inc.	Goldman Sachs International	132.368	4/21/23	(13,084)	(1,632,491)	(35,696)	(11,840)
Call — Public Storage	Goldman Sachs International	309.058	4/21/23	(2,007)	(606,395)	(14,493)	(7,958)
Call — Realty Income Corp.	Goldman Sachs International	67.581	4/21/23	(15,969)	(1,011,157)	(20,252)	(870)
Call — SBA Communications Corp.	Goldman Sachs International	291.044	4/21/23	(2,112)	(551,380)	(17,766)	(623)
Call — Simon Property Group, Inc.	Goldman Sachs International	126.336	4/21/23	(9,257)	(1,036,506)	(30,267)	(709)
Call — VICI Properties, Inc.	Goldman Sachs International	34.255	4/21/23	(8,331)	(271,757)	(6,079)	(1,289)
Call — Welltower, Inc.	Goldman Sachs International	82.044	4/21/23	(6,608)	(473,728)	(6,669)	(89)

Over-The-Counter Option Contracts – (Continued)
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — American Homes 4 Rent	Goldman Sachs International	$32.765	5/19/23	(4,785)	$(150,488)	$(2,364)	$(4,384)
Call — American Tower Corp.	Goldman Sachs International	211.055	5/19/23	(3,424)	(699,660)	(19,762)	(19,546)
Call — Americold Realty Trust	Goldman Sachs International	29.869	5/19/23	(9,518)	(270,787)	(4,332)	(5,396)
Call — Camden Property Trust	Goldman Sachs International	110.661	5/19/23	(2,970)	(311,375)	(4,053)	(7,067)
Call — Crown Castle International Corp.	Goldman Sachs International	138.818	5/19/23	(4,380)	(586,219)	(15,340)	(16,791)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	109.944	5/19/23	(9,674)	(951,051)	(28,834)	(13,526)
Call — Equinix, Inc.	Goldman Sachs International	710.401	5/19/23	(874)	(630,189)	(22,665)	(33,994)
Call — Host Hotels + Resorts, Inc.	Goldman Sachs International	17.073	5/19/23	(4,606)	(75,953)	(1,304)	(2,560)
Call — Kimco Realty Corp.	Goldman Sachs International	19.416	5/19/23	(9,432)	(184,207)	(3,149)	(10,409)
Call — Prologis, Inc.	Goldman Sachs International	125.684	5/19/23	(8,281)	(1,033,220)	(22,351)	(44,996)
Call — Public Storage	Goldman Sachs International	310.276	5/19/23	(1,362)	(411,515)	(10,076)	(10,856)
Call — Realty Income Corp.	Goldman Sachs International	63.792	5/19/23	(7,202)	(456,031)	(8,941)	(12,201)
Call — SBA Communications Corp.	Goldman Sachs International	270.878	5/19/23	(1,637)	(427,372)	(9,322)	(10,740)
Call — Simon Property Group, Inc.	Goldman Sachs International	113.938	5/19/23	(8,696)	(973,691)	(22,327)	(37,686)

Over-The-Counter Option Contracts – (Continued)
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — VICI Properties, Inc.	Goldman Sachs International	$31.828	5/19/23	(6,123)	$(199,732)	$(5,112)	$(9,817)
Call — Welltower, Inc.	Goldman Sachs International	71.961	5/19/23	(15,416)	(1,105,173)	(33,826)	(44,883)
				(206,144)	$(17,781,795)	$(437,670)	$(331,089)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(m)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 37,000,000	2.201%	Monthly	4.820%	Monthly	10/1/25	$1,520,572	$—	$1,520,572
14,500,000	2.360%	Monthly	4.820%	Monthly	12/18/25	538,656	—	538,656
37,000,000	1.957%	Monthly	4.820%	Monthly	3/1/26	1,875,189	—	1,875,189
37,000,000	1.557%	Monthly	4.820%	Monthly	3/1/27	2,702,432	—	2,702,432

						$6,636,849	$—	$6,636,849

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the three months ended March 31, 2023.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	1,543,400	USD	1,868,980	4/4/23	$(34,957)
Brown Brothers Harriman	USD	1,681,382	GBP	1,359,648	4/4/23	(4,121)
Brown Brothers Harriman	USD	126,683	GBP	103,077	4/4/23	473
Brown Brothers Harriman	USD	97,842	GBP	80,675	4/4/23	1,679
Brown Brothers Harriman	EUR	36,300	USD	39,274	5/3/23	(157)
Brown Brothers Harriman	GBP	1,394,524	USD	1,725,403	5/3/23	4,080
Brown Brothers Harriman	USD	6,742	EUR	6,174	5/3/23	(35)
Brown Brothers Harriman	USD	3,391	EUR	3,115	5/3/23	(8)

Forward Foreign Currency Exchange Contracts – (Continued)

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	3,893	EUR	3,582	5/3/23	$(2)
Brown Brothers Harriman	USD	16,309	EUR	15,019	5/3/23	5

						$(33,043)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $324,517,733 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with written option contracts. $24,011,751 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Variable rate. Rate shown is in effect at March 31, 2023.
(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $12,144,000 which represents 4.7% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $32,403,120 which represents 12.5% of the net assets of the Fund (8.0% of the managed assets of the Fund).

(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $17,580,742 which represents 6.8% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security is in default.
(j)	Non-income producing security.

(k)	Rate quoted represents the annualized seven-day yield.
(l)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on 1-Month LIBOR. Represents rates in effect at March 31, 2023.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$262,182,753	$—	$—	$262,182,753
Exchange-Traded Funds	3,049,200	—	—	3,049,200
Preferred Securities— $25 Par Value	23,894,973	—	—	23,894,973
Preferred Securities—Capital Securities	—	91,008,231	—	91,008,231
Corporate Bonds	—	9,648,173	—	9,648,173
Short-Term Investments	—	16,103,735	—	16,103,735

Total Investments in Securities(a)	$289,126,926	$116,760,139	$—	$405,887,065

Forward Foreign Currency Exchange Contracts	$—	$6,237	$—	$6,237
Interest Rate Swap Contracts	—	6,636,849	—	6,636,849

Total Derivative Assets(a)	$—	$6,643,086	$—	$6,643,086

Forward Foreign Currency Exchange Contracts	$—	$(39,280)	$—	$(39,280)
Written Option Contracts	(461,476)	(331,089)	—	(792,565)

Total Derivative Liabilities(a)	$(461,476)	$(370,369)	$—	$(831,845)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Asset and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2023:

	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$73,270,725	$1,844,765

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)	Average notional amounts represent the average for all months in which the Fund had written option contracts outstanding at month-end.